Exhibit 10.27


                      AMENDED AND RESTATED PROMISSORY NOTE


$32,796.00                                                         May __, 1996

               FOR VALUE RECEIVED, the undersigned, Randall K. Ziegler (the "Maker"), hereby promises to pay to the order of Fine Host Corporation, a Delaware corporation (the "Company"), at its office at 3 Greenwich Office Park, Greenwich, Connecticut 06831 (or at such other place as the holders of this Note may designate), the principal amount of THIRTY-TWO THOUSAND SEVEN HUNDRED NINETY-SIX DOLLARS ($32,796.00). The repayment of the entire principal amount hereof shall be due and payable, without interest, on June 30, 1999. All payments hereunder shall be made in lawful money of the United States of America, without offset.

               This Note amends and restates the Promissory Note, dated June 24, 1991, in the original principal amount of $34,618, between the Maker and the Company, and the accompanying letter agreement, dated as of June 24, 1991, by and among the Maker, the Company and Interlaken Capital, Inc.

               This Note is being delivered in payment of a portion of the purchase price of certain shares (the "Shares) of the common stock of the Company being purchased by the Maker pursuant to the terms of a Stock Purchase Agreement, dated as of _________ ___, 1991 (the "Agreement"), between the Maker and the Company, and may be prepaid in whole or in part at any time without penalty or premium.

               This Note shall become due and payable, without any action on the part of the holder hereof, upon the filing of any petition in bankruptcy or insolvency with respect to the Maker or any of his property.

               This Note shall be governed by and construed and enforced in accordance with the laws of the State of Connecticut.

               The Maker hereby pledges the Shares purchased by him pursuant to the terms of the Agreement to the Company and agrees that the Shares shall serve as collateral (and as a grant to the Company of a continuing security interest in the Shares) for the performance of each and all of the obligations imposed upon the undersigned as Maker under the terms of this Note, and that the Company may, at its sole option, levy against such collateral as permitted by law in the event that the Maker breaches any of his obligations, including but not limited to prompt payment of all amounts due under this Note;
provided, however, that the Company shall release its security interest on any Shares sold by the Maker concurrently with the sale of such Shares and the application of 33 1/3% of the proceeds thereof in prepayment of the principal amount of this Note.

               IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the day and year first hereinabove set forth.

WITNESS:


- ----------------------------                        ---------------------------
                                                    RANDALL K. ZIEGLER

ACKNOWLEDGED:

FINE HOST CORPORATION

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


                      AMENDED AND RESTATED PROMISSORY NOTE


$16,779.30                                                         May __, 1996

               FOR VALUE RECEIVED, the undersigned, Randall K. Ziegler (the "Maker"), promises to pay to the order of Interlaken Capital Partners Limited Partnership (the "Partnership"), at its office at 165 Mason Street, Greenwich, Connecticut 06830 (or at such other place as the holder of this Note may designate), the principal amount of SIXTEEN THOUSAND SEVEN HUNDRED SEVENTY-NINE DOLLARS AND THIRTY CENTS ($16,779.30). The repayment of the entire principal amount hereof shall be due and payable, without interest, on June 30, 1999. All payments hereunder shall be made in lawful money of the United States of America, without offset.

               This Note amends and restates the Promissory Note, dated June 24, 1991, in the original principal amount of $16,779.30, between the Maker and the Partnership, and the accompanying letter agreement, dated as of June 24, 1991, by and among the Maker, Interlaken Capital, Inc. and Fine Host Corporation, a Delaware corporation (the "Company").

               This Note is being delivered in payment of a portion of the purchase price of certain shares (the "Shares) of the common stock of the Company which were purchased by the Maker pursuant to the terms of a Shareholders Agreement, dated as of November 14, 1985 (the "Agreement"), between the Company and certain other persons, and a Stock Purchase Agreement, dated as of _________ __, 1991, between the Company and the Maker, and may be prepaid in whole or in part at any time without penalty or premium.

               This Note shall become due and payable, without any action on the part of the holder hereof, upon the filing of any petition in bankruptcy or insolvency with respect to the Maker or any of his property.

               This Note shall be governed by and construed and enforced in accordance with the laws of the State of Connecticut.

               The Maker hereby pledges the Shares purchased by him pursuant to the terms of the Agreement and the Stock Purchase Agreement to the Partnership and agrees that the Shares shall serve as collateral (and as a grant to the Partnership of a continuing security interest in the Shares) for the performance of each and all of the obligations imposed upon the undersigned as Maker under the terms of this Note, and that the Partnership may, at its sole option, levy against such collateral as permitted by law in the event that the Maker breaches any of his obligations, including but not limited to prompt payment of all amounts due under this Note; provided, however, that the Partnership shall release its security interest on any Shares sold by the Maker concurrently with the sale of such Shares and the application of 33 1/3% of the proceeds thereof in prepayment of the principal amount of this Note.


               IN WITNESS WHEREOF, the undersigned has duly executed this Note as of the day and year first hereinabove set forth.

WITNESS:


- ---------------------------                         ---------------------------
                                                    RANDALL K. ZIEGLER

ACKNOWLEDGED:

INTERLAKEN CAPITAL PARTNERS
  LIMITED PARTNERSHIP

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